                                                                                                      EXHIBIT 10(d)

                            WAIVER AND SIXTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

         WAIVER AND SIXTH amendment to certain operative agreements dated as of May 13, 2002 (this "Agreement")
is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK
NORTHWEST, NATIONAL ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security Trust
Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series
2000-B Bond Purchaser"); the various banks and other lending institutions which are parties to the Participation
Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement,
individually, a "Lender" and collectively, the "Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

                                                    WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of October 24,
2000, (as amended by that certain Waiver and First Amendment to Certain Operative Agreements dated as of
August 14, 2001, the Second Amendment to Certain Operative Agreements dated as of September 14, 2001, the Third
Amendment to Certain Operative Agreements dated as of September 21, 2001, the Fourth Amendment to Certain
Operative Agreements dated as of January 28, 2002 and the Fifth Amendment to Certain Operative Agreements dated as of February 28, 2002 each by and among certain of the parties hereto and as such may be further amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement");

         WHEREAS, the Lessee has advised the Agent, the Lenders and the Holders that certain Defaults and Events of Default have occurred under Sections 17.1(d), (f) and (l) of the Lease, which such Defaults and Events of
Default pursuant to 17.1(l) of the Lease arose as a result of violations of clauses (c) and (d) of Article VIII of the Lessee Credit Agreement, as a result of (a) the Lessee guaranteeing the obligations of Kidco Holdings,
Inc. owing to Mercantile Bank of Arkansas National Association (as more fully described in paragraph 2 of
Exhibit A attached hereto), which guaranty obligations constitute Indebtedness (as such term is defined in the
Lessee Credit Agreement) not permitted by Section 6.01 of the Lessee Credit Agreement; (b) the Lessee
guaranteeing the obligations of Cope's Aircraft Services, Inc. owing to First Community Bank (as more fully described in paragraph 3 of Exhibit A), which guaranty obligations constitute Indebtedness not permitted by
Section 6.01 of the Lessee Credit Agreement; (c) the Lessee granting a Lien on substantially all of its personal property to Softech Financial in connection with a lease agreement in violation of Section 6.02 of the Lessee
Credit Agreement (as more fully described in paragraph 1 of Exhibit A); (d) the Lessee's inadvertent failure to disclose at the closing of the Lessee Credit Agreement the existence of the Indebtedness described in paragraphs
2 and 3 of Exhibit A as required by Section 3.04(b) of the Lessee Credit Agreement and Section 6.2(a) of the
Participation Agreement; (e) the Lessee's inadvertent failure to disclose, at the closing of the Lessee Credit
Agreement and on each date thereafter when the Lessee made the representations and warranties pursuant to Section
6.2(a) of the Participation Agreement, the existence of the Lien described in paragraph 1 of Exhibit A as required by Section 3.05(a) of the Lessee Credit Agreement and Section 6.2(a) of the Participation Agreement and
(f) Lessee's failure to provide notice to the Agent of the Defaults and Events of Default described in (a)-(e) of this paragraph as required by Section 8.3(o) of the Participation Agreement (the "Existing Defaults" and the
covenants and Incorporated Covenants described in this paragraph, herein the "Violated Covenants").  In accordance with the Operative Agreements, the Lessee has requested that the Majority Secured Parties waive the
Existing Defaults; and

         WHEREAS, the parties hereto agree to amend the Operative Agreements in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                                    AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein.

         2.       Appendix A to the Participation Agreement.  Appendix A to the Participation Agreement is
amended by adding the following definitions in the appropriate alphabetical order:

                  "Intercreditor Second Amendment" shall mean that certain Second Amendment to the Intercreditor
         Agreement dated as of May 13, 2002 which amends the Intercreditor Agreement and is by and among the parties to the Intercreditor Agreement.

                  "Lessee Credit Agreement First Amendment" shall mean that certain Waiver and First Amendment to
         Amended and Restated Credit Agreement dated as of May 13, 2002 by and among the parties to the Lessee
         Credit Agreement.

                  "Sixth Amendment" shall mean that certain Waiver and Sixth Amendment to Certain Operative
         Agreements dated as of May 13, 2002 by and among certain of the parties to the Participation Agreement.

         3.       Incorporation of Representations and Warranties, Covenants and Additional Terms.  Pursuant to
Section 28.1 of the Lease, the Majority Secured Parties hereby direct the Agent to consent to the waivers and to the incorporation of the applicable provisions set forth in the Lessee Credit Agreement First Amendment and the
Agent, at the direction of the Majority Secured Parties, hereby consents to the waiver of the Existing Defaults

                                                         2

pursuant to Article III thereof and the incorporation of the amendments to the Incorporated Representations and
Warranties, the Incorporated Covenants and the Additional Incorporated Terms, as applicable, as set forth in the
Lessee Credit Agreement First Amendment substantially in the form attached hereto as Exhibit B.

         4.       Authority to Execute Intercreditor Second Amendment.  Each party hereto that is a "Creditor"
under the Intercreditor Agreement or a Financing Party hereby: (a) consents to and agrees to the Intercreditor
Second Amendment substantially in the form attached hereto as Exhibit C; (b) authorizes and directs the Agent and the Collateral Agent to execute and deliver the Intercreditor Second Amendment and (c) grants the Agent the authority to execute the Intercreditor Second Amendment and each other document necessary to effectuate the provisions of this Agreement and the Intercreditor Second Amendment and such execution by the Agent shall bind each of the Financing Parties as if each such Financing Party was party to the Intercreditor Second Amendment.

         5.       Waiver of Defaults. The Lessee has advised the Financing Parties that certain Defaults or
Events of Default have occurred and are continuing pursuant to Sections 17.1(d), (f) and (l) of the Lease as described above and in Exhibit A attached hereto.  Each undersigned Financing Party hereby waives the Existing
Defaults and agrees not to exercise any rights or remedies available as a result of the occurrence thereof;
provided: (a) the Lien, described on Schedule 6.02 to the Lessee Credit Agreement, on the Lessee's or any other
Credit Party's assets in favor of Bankers/Softech Division of EAB Leasing Corp. shall not at any time secure debt or other obligations in an aggregate amount in excess of $2,000,000; and (b) at no time shall both of the following have occurred: (i) Bankers/Softech Division of EAB Leasing Corp. or any Affiliate thereof have a perfected security interest in any collateral or asset of any Credit Party or any Subsidiary of any Credit Party
(other than the property that is leased under the Lessee's lease agreement with EAB Leasing Corp.) and (ii) any judgment have been rendered against any Credit Party or any Subsidiary of any Credit Party in favor EAB Leasing
Corp. or any of its Affiliates which shall remain undischarged for a period of five (5) or more Business Days during which execution shall not be effectively stayed, or any action (including without limitation self-help remedies) shall be legally taken by EAB Leasing Corp. or any of its Affiliates to attach, seize or levy upon any collateral or assets of any Credit Party or any Subsidiary of any Credit Party (other than the property that is leased under the Lessee's lease agreement with EAB Leasing Corp.) to enforce or collect the obligations of any
Credit Party or any Subsidiary of any Credit Party.  The waiver specifically described in this Section 5 shall not constitute and shall not be deemed: (y) a waiver of any Default or Event of Default (whether arising as a result of the further violation of the Violated Covenants, any other covenant, Incorporated Covenant or otherwise) or a waiver of any rights or remedies arising as a result such other or further Defaults or Event of
Defaults; or (z) a waiver by the Financing Parties of their right to require the Lessee or any other Credit Party to comply with any of the Violated Covenants at any time other than as described above in the definition of
Existing Defaults.  The failure to comply with the Violated Covenants, other than as contemplated by this Section
5, shall constitute a Default or Event of Default, as applicable.  The failure of any representation, warranty or certification made or deemed made by or on behalf of the Lessee or any other Credit Party in connection with any
Operative Agreement shall be false, misleading or inaccurate in any material respect when made or deemed made shall constitute an Event of Default.

                                                          3

         6.       Conditions Precedent.  Notwithstanding anything contained herein to the contrary, this
Agreement shall not become effective until (a) the Agent has received executed counterpart signature pages to this Agreement from each Credit Party, the Owner Trustee, the Trustee and the Majority Secured Parties, (b) prior or simultaneous effectiveness of the Lessee Credit Agreement First Amendment, (c) prior or simultaneous effectiveness of a waiver of the defaults and events of default under the Term Loan, which correspond to the
Existing Defaults, (d) all additional documentation and information as the Agent or its legal counsel, Moore &
Van Allen PLLC, may request, (e) no Default or Event of Default, save the Existing Defaults, shall have occurred and be continuing and (f) all proceedings taken in connection with the transactions contemplated by this
Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen PLLC.

         7.       Representations and Warranties.  The Lessee hereby represents and warrants that, except as stated otherwise, as of the date hereof the representations and warranties contained in Section 6.2 of the
Participation Agreement, each of the Incorporated Representations and Warranties and the representations and warranties in the Loan Documents (as defined in the Lessee Credit Agreement) are true and accurate as of the date hereof  as if made on such date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date,
(ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty, Condemnation or Environmental Violation.

         8.       Release.  In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Financing Party and each of their respective Affiliates,
Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         9.       Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         10.      Direction to Owner Trustee.  The Agent, the Lenders and the Holders hereby instruct the Owner
Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this
Agreement.

                                                        4

         11.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  (c)      Headings.  The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand, limit or otherwise affect any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the
         Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE PROVISIONS OF THE PARTICIPATION
         AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN,
         MUTATIS MUTANDIS.

                  (f)      Further Assurances.  The provisions of the Participation Agreement relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival of Representations and Warranties.  All representations and warranties make in this Agreement or any other Operative Agreement shall survive the execution and delivery of this
         Agreement and the other Operative Agreements, and no investigation by any Financing Party or any closing shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

                  (h)      Amendment.  This Agreement shall not be terminated, amended, supplemented, waived or modified except in accordance with Section 12.4 of the Participation Agreement.

                                                        5

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM CORPORATION, as the Construction Agent and as the
                                                     Lessee

                                                     By:      /s/ Dathan A. Gaskill
                                                        ----------------------------------------
                                                     Name:    Dathan A. Gaskill
                                                     Title:   Corporate Finance Leader

GUARANTORS:                                          ACXIOM CDC, INC.
                                                     ACXIOM/DIRECT MEDIA, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM/MAY & SPEH, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORT SERVICES, INC.
                                                     ACXIOM UWS, LTD.

                                                     By:      /s/ Dathan A. Gaskill
                                                        ----------------------------------------
                                                     Name:    Dathan A. Gaskill
                                                     Title:   Vice President, Assistant Treasurer

                                            (signature pages continue)

OWNER TRUSTEE AND
LESSOR:                                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly
                                                     First Security Bank, National Association), not
                                                     individually, except as expressly stated herein, but solely as the Owner Trustee under the AC Trust 2000-1

                                                     By:      /s/ Val T. Orton
                                                        ----------------------------------------
                                                     Name:    Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION (formally known as First Security Trust Company of Nevada), not individually, except as expressly stated
                                                     herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:      /s/ Val T. Orton
                                                        ----------------------------------------
                                                     Name:    Val T. Orton
                                                     Title:   Trust Officer

                                            (signature pages continue)

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:      /s/ B. Kenneth Burton, Jr.
                                                        ----------------------------------------
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     ABN-AMRO BANK, N.V., as a Lender

                                                     By:
                                                        ----------------------------------------
                                                     Name:
                                                     Title:

                                                     By:
                                                        ----------------------------------------
                                                     Name:
                                                     Title:

                                            (signature pages continue)

                                                     THE BANK OF NOVA SCOTIA, as a Lender

                                                     By:
                                                        ----------------------------------------
                                                     Name:
                                                     Title:

                                            (signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:      /s/ Daniel L. Evans
                                                        ----------------------------------------
                                                     Name:    Daniel L. Evans
                                                     Title:   Managing Director

                                            (signature pages continue)

                                                     SUNTRUST BANK, as a Lender

                                                     By:      /s/ Leaonard L. McKinnon
                                                        ----------------------------------------
                                                     Name:    Leonard L. McKinnon
                                                     Title:   Director

                                            (signature pages continue)

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:      /s/ B. Kenneth Burton, Jr.
                                                        ----------------------------------------
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

                                            (signature pages continue)

                                                     SCOTIABANC INC. , as a Holder

                                                     By:
                                                        ----------------------------------------
                                                     Name:
                                                     Title:

                                            (signature pages continue)

                                                     LEASE PLAN NORTH AMERICA, INC., as a Holder

                                                     By:
                                                        ----------------------------------------
                                                     Name:
                                                     Title:

                                            (signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Holder

                                                     By:      /s/ Daniel L. Evans
                                                        ----------------------------------------
                                                     Name:    Daniel L. Evans
                                                     Title:   Managing Director

                                            (signature pages continue)

                                                     SUNTRUST BANK, as a Holder

                                                     By:      /s/ Leonard L. McKinnon
                                                        ----------------------------------------
                                                     Name:    Leonard L. McKinnon
                                                     Title:   Director

                                               (signature pages end)

                                                     Exhibit A

                                                 Existing Defaults

The Credit Parties verify that:

1.       Acxiom Corporation entered into a lease agreement, dated as of September 22, 1999 with Softech Financial
("Softech") pursuant to which Acxiom Corporation granted to Softech a security interest in substantially all of the personal property of Acxiom Corporation.  The debt or other obligations secured by such security interest does not exceed a maximum amount equal to $2,000,000.

2.       Acxiom Corporation entered into that certain Continuing Payment and Performance Guaranty dated as of
October 30, 1998, as amended, pursuant to which Acxiom Corporation unconditionally guaranteed the obligation of
Kidco Holdings, LLC ("Kidco") to make timely payments of the principal amount owed, plus accrued interest, when the same become due, under that certain Promissory Note, dated as of October 30, 1998, as amended, between
Mercantile Bank of Arkansas National Association, as lender, and Kidco, as borrower, in the principal amount of
$1,184,500.00.  As of March 22, 2002, the balance of such loan was $1,138,176.00.  It is currently contemplated that Kidco's obligations under the Promissory Note referenced above will be refinanced at a new financial institution.  Therefore, as a result of such re-financing, each of the above-referenced Payment and Performance
Guarantee and Promissory Note will be restated in its entirety; provided, that the outstanding balance of the refinanced Promissory Note (and resulting guarantee obligations of Acxiom Corporation) will not exceed in the aggregate $1,184,500.

3.       Acxiom Corporation entered into a guaranty arrangement with First Community Bank ("First Community")
pursuant to which Acxiom Corporation guaranteed the obligation of Cope's Aircraft Services, Inc.  ("Cope's") to make timely payments of the principal amount owed, when the same become due, under a loan arrangement from First
Community to Cope's in the principal amount of $280,000.00.  As of February 13, 2002, the balance of such loan was $238,916.65.

                                                     Exhibit B

                                     [Lessee Credit Agreement First Amendment]

                                                     Exhibit C

                                         [Intercreditor Second Amendment]